UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2021

COMMUNITY HEALTHCARE TRUST INCORPORATED
(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-37401	46-5212033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067

(Address of principal executive offices) (Zip Code)

(615) 771-3052
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	CHCT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On November 2, 2020, the Board of Directors (the “Board”) of Community Healthcare Trust Incorporated (the “Company”), at the recommendation of the compensation committee of the Board (the “Committee”), authorized and approved the Fifth Amendment (the “Wallace Fifth Amendment”) to the Employment Agreement by and between the Company and Timothy G. Wallace (the “Wallace Employment Agreement”), the Second Amendment (the “Dupuy Second Amendment”) to the Employment Agreement by and between the Company and David H. Dupuy (the “Dupuy Employment Agreement”), and the Second Amendment (the “Stach Second Amendment”) to the Amended and Restated Employment Agreement by and between the Company and Leigh Ann Stach (the “Stach Employment Agreement”). These amendments to each respective employment agreements were executed on January 4, 2021 and were effective as of January 1, 2021.
Wallace Employment Agreement
The principal change in the Wallace Employment Agreement resulting from the Wallace Fifth Amendment is to increase the base salary paid by the Company to Timothy G. Wallace for his employment as President and Chief Executive Officer (“Wallace Base Salary”). In 2020, the Wallace Base Salary was $645,000.00. The Wallace Fifth Amendment increases the Wallace Base Salary to $750,000.00 for 2021, which is an $105,000.00 increase from 2020.
The foregoing descriptions of the Wallace Fifth Amendment to the Wallace Employment Agreement are qualified in their entirety by reference to the original Wallace Employment Agreement, which is included as Exhibit 10.6 to the Registration Statement on Form S-11 of the Company filed with the Securities and Exchange Commission (the "SEC") on April 2, 2015, the first amendment to the Wallace Employment Agreement, which is included as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on January 18, 2017, the second amendment to the Wallace Employment Agreement, which is included as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on January 2, 2018, the third amendment to the Wallace Employment Agreement, which is included as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on January 3, 2019, the fourth amendment to the Wallace Employment Agreement, which is included as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on January 3, 2020, and the Wallace Fifth Amendment, which is included as Exhibit 10.1 to this Current Report on Form 8-K, and are incorporated by reference into this Item. The foregoing description of the Wallace Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.
Dupuy Employment Agreement
The principal change in the Dupuy Employment Agreement resulting from the Dupuy Second Amendment is to increase the base salary paid by the Company to David H. Dupuy for his employment as Executive Vice President and Chief Financial Officer (“Dupuy Base Salary”). In 2020, the Dupuy Base Salary was $392,000.00. The Dupuy Second Amendment increases the Dupuy Base Salary to $460,000.00 for 2021, which is a $68,000.00 increase from 2020.
The foregoing descriptions of the Dupuy Second Amendment to the Dupuy Employment Agreement are qualified in their entirety by reference to the Dupuy Employment Agreement, which is included as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on March 11, 2019, the first amendment to the Dupuy Employment Agreement, which is included as Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC on January 3, 2020, and the Dupuy Second Amendment, which is included as Exhibit 10.2 to this Current Report on Form 8-K, and are incorporated by reference into this Item. The foregoing description of the Dupuy Second Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.
Stach Employment Agreement
The principal change in the Stach Employment Agreement resulting from the Stach Second Amendment is to increase the base salary paid by the Company to Leigh Ann Stach for her employment as Executive Vice President and Chief Accounting Officer (“Stach Base Salary”). In 2020, the Stach Base Salary was $326,800.00. The Stach Second Amendment increases the Stach Base Salary to $387,600.00 for 2021, which is a $60,800.00 increase from 2020.
The foregoing descriptions of the Stach Second Amendment to the Stach Employment Agreement are qualified in their entirety by reference to the amended and restated Stach Employment Agreement, which is included as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on May 2, 2019, the first amendment to the Stach Employment Agreement, which is included as Exhibit 10.4 to the Current Report on Form 8-K filed with the SEC on January 3, 2020, and the Stach Second Amendment, which is included as Exhibit 10.3 to this Current Report on Form 8-K, and are incorporated by reference into this Item. The foregoing description of the Stach Second Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits
10.1	Fifth Amendment to the Wallace Employment Agreement
10.2	Second Amendment to the Dupuy Employment Agreement
10.3	Second Amendment to the Stach Employment Agreement

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTHCARE TRUST INCORPORATED

	By:	/s/ David H. Dupuy Executive Vice President and Chief Financial Officer
Date: January 4, 2021

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